UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 29, 2025

Date of Report (Date of earliest event reported)

Pitney Bowes Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3001 Summer Street

Stamford, Connecticut 06926

(Address of principal executive offices)

(203) 356-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEGMENT

On August 29, 2025 (the “Closing Date”), Pitney Bowes Inc., a Delaware corporation (the “Company”), and certain other subsidiaries of the Company entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of February 7, 2025 (as amended by the Amendment, the “Credit Agreement”), among the Company, the other Loan Parties party thereto, the Lenders and Issuing Banks party thereto and Bank of America, N.A., as administrative agent (the “Agent”).

The Amendment provides an additional $135 million of incremental commitments under the Company’s revolving credit facility maturing in March 2028 (the “Revolving Credit Facility”), resulting in total aggregate commitments under the Revolving Credit Facility as of the Closing Date of $400 million. The expanded Revolving Credit Facility, coupled with the Company’s strong cash flow, is expected to further broaden the Company’s flexibility to pursue value-enhancing capital allocation actions.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to the Company’s future cash flows and capital allocation strategies. Forward-looking statements are subject to inherent risks and uncertainties, including those discussed throughout the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission on February 21, 2025, that could cause actual results to differ materially from those expressed in such forward-looking statements. Forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1*	First Incremental Facility Amendment, dated as of August 29, 2025, among Pitney Bowes Inc., the Loan Parties party thereto, the Lenders and Issuing Banks party thereto and Bank of America, N.A., as administrative agent.

104	The cover page of Pitney Bowes Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

*	Certain of the schedules to the Amendment have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lauren Freeman-Bosworth
	Name:	Lauren Freeman-Bosworth
Date: September 2, 2025	Title:	Executive Vice President, General Counsel and Corporate Secretary